UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07055

T. Rowe Price Dividend Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Item 1. Report to Shareholders

Dividend Growth Fund	June 30, 2016

The views and opinions in this report were current as of June 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our Email Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Our portfolio performed well in the current low-growth and low-interest rate environment. Our stock selection in several sectors has helped overcome the challenging first six months of the year. Health care, especially in the latter half of the period, was especially strong for us. We added to several stocks in the period on weakness after a brief, though severe, market downturn that began in January. Investors sought “safe” stocks amid the turmoil, and we also saw investors compete more strongly to seek out dividend yield. Consequently, valuations for companies in defensive sectors became a bit expensive during the period. We continue to look for compelling investment opportunities at reasonable valuations. Even so, given the difficult global economic environment, we like our current positioning and believe that our strengths lie in continuing to stress durable and sustainable growth companies. In the current low-return and low-interest rate environment, dividends will remain an important component of total return.

Against this backdrop, the fund returned 6.81% for the six-month period ended June 30, 2016. (Results for the Advisor and I Class shares vary slightly, reflecting their different expense ratios.) Your fund outperformed its primary benchmark, the S&P 500 Index, and its Lipper peer group index due to stock selection and sector allocation decisions.

The fund’s Board of Directors declared a second-quarter dividend of $0.12 per share ($0.10 per share for the fund’s Advisor Class) on June 27, 2016. Year-to-date dividend distributions for 2016 total $0.21 per share ($0.17 per share for the fund’s Advisor Class). The second-quarter dividend was paid on June 29, 2016. Shareholders should have received a check or statement reflecting the most recent distribution.

MARKET AND ECONOMIC REVIEW

The S&P 500 recorded modest gains in the first half of the fund’s fiscal year, after starting the year with a major sell-off in stocks as concerns about China’s financial system and global growth in general fueled a more than 10% decline—firmly into correction territory. Japan and many others fell into bear territory, a slump of more than 20%. A further drop in oil prices to 13-year lows and some worrisome U.S. economic data, particularly on the manufacturing sector, also weighed on the stock markets. The market reached a turning point in mid-February as China’s outlook firmed up, oil prices rebounded, and the U.S. Federal Reserve announced that it would move deliberately to raise interest rates. By early June, stocks recovered much of their losses, and some sectors’ stocks climbed to their highest levels all year.

Just before the period ended, stock markets were roiled by the June 23 UK vote (known as Brexit) to leave the European Union. The sell-off lasted a few days before a recovery began, but some stocks, such as banking and property, were still being punished by investors when the period came to a close.

The volatile start to the year was characterized by investors rotating into defensive stocks, such as consumer staples and utilities, in search of a safer place to put their money. As the first six months advanced, we also witnessed a shift favoring value stocks over growth stocks. A bottoming in commodities and a hope for an inflection in global economic growth gave hope to the “value” trade. The search for yield continues at a frenzied pace. Interest rates remain at unprecedented lows, causing investors to search out stocks with attractive yields as fixed income substitutes. In many cases this has driven up valuations. Defensive sectors such as utilities, telecommunications, and consumer staples look richly priced, and it is likely they will remain so until something changes such as rising interest rates or improved growth, neither of which appears imminent.

PORTFOLIO PERFORMANCE AND STRATEGY

The health care sector sold off early in the year but recovered to be our top contributor in the period. Managed care provider UnitedHealth Group was our top absolute contributor within the sector. UnitedHealth’s stock rose around 19% during the period and we expect it to continue to shine. Another strong performer was Pfizer, which spent nearly $5.0 billion buying back stock in the first quarter. Though the planned merger with Allergan fell through this year due to regulatory opposition, the pharmaceutical company reported solid financial results. Becton, Dickinson & Company and science research equipment seller Thermo Fisher Scientific, both top 15 holdings, are reasonably priced and performed well. Your portfolio is overweight health care, composing about 21% of assets, and during the period supplanted financials as the largest sector within the portfolio. In a market where defensive stocks are priced at a premium, we believe health care still offers a good combination of growth and valuations. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Financials remains one of our largest overweights relative to the S&P 500. Our holdings are leveraged to a modestly improving U.S. economy and higher interest rates. The investment case for financials is not clear cut. While it is one of the only areas where one can make a case for reasonable valuation (and attractive yields), it is challenged by a very difficult macro environment. Low interest rates and, more importantly, a flat yield curve put significant pressure on financial companies’ business models. Our strategy is to own those companies with proven management teams—it generally pays off to own quality when times are difficult. Not surprisingly, our real estate investment trust holdings, including tower operators Crown Castle International and American Tower, were performance leaders in the first half. Global insurance brokers Marsh & McLennan and Aon, both relatively unexposed to the interest rates issue, were also good performers. If interest rates do rise, the portfolio is positioned to benefit with several holdings across banking (JPMorgan Chase and Wells Fargo) and capital markets (State Street and Bank of New York Mellon). We made some modest portfolio adjustments in the period, selling most of our position in Fifth Third Bancorp and redeploying in to other ideas where we have greater confidence in management execution.

Consumer staples, while not inexpensive, will likely remain a safe haven during the current market volatility. Tobacco company Philip Morris International, Procter & Gamble, and Coca-Cola each were solid absolute contributors in the sector. Philip Morris has a favorable mix of brands, giving it pricing power in the cigarette market, which, in turn, helped to drive revenue. The stock has an attractive dividend yield that helps to mitigate downside risks. Philip Morris is also a leader in the development of a reduced-risk product, which could have major implications for the tobacco sector in the future. We also added to Procter & Gamble in the period, and we believe there is a lot of room for margin improvement amid a big cost savings program currently underway in the company. We think that organic growth should look better in the back half of 2016.

Energy stocks posted a big rebound in the first half of the year as the price of oil nearly doubled off the bottom reached in January. While we hold a large underweight to the market, many of our holdings, including Canadian Natural Resources, EQT, and Spectra Energy, all rose significantly. At this time, we are not looking to add to the sector. Energy prices are likely to remain contained, and several of the names that are owned in the portfolio, including ExxonMobil and Occidental Petroleum, will provide healthy dividends and upside opportunity should oil continue its march higher.

In the materials sector, we added beverage can maker Ball, a very well-managed company with a long history of good capital allocation. Ball closed on the purchase of another beverage can maker, Rexam, in the second quarter, which will increase its market share and allow the combined company to achieve significant operating and cost synergies. We believe this will drive the stock materially higher in the next several years. RPM, a specialty coating and sealant company, and Airgas, were both good performers in the sector.

Our industrials and business services holdings outperformed the benchmark index due to stock selection and a relative overweight. We added to our already large position in GE, a modest absolute contributor to the portfolio, in the period. We had not owned GE for many years, but our interest in the company was piqued two years ago as we started to see change in management’s philosophy toward capital allocation and, in particular, its decision to largely divest itself of GE’s vast financial services businesses.

Our consumer discretionary shares also outperformed the benchmark. We added to our position in discount retailer Dollar General, the top performer in the sector. Dollar General and Ross Stores, another solid performer, are retailers that we believe are benefiting from consumers finally seeing some wage gains and looking for discount goods in a U.S. economy that is improving but at a slow pace. We had less success with some of the mid-tier retailers in this sector. L Brands, which helms flagship brands Victoria’s Secret and Bath and Body Works, was the biggest detractor. The company went through a tumultuous time in the period that included new management, a reduced outlook, and the announcement that it would shutter the lingerie catalogue. The longer-term outlook for L Brands remains attractive. We added to Comcast, which was also a strong performer, and the portfolio saw gains from the media company’s stable growth and recurring revenues.

INVESTMENT OUTLOOK

The market’s resilience is impressive. Despite a “profit recession” for the S&P 500 that started in mid-2015, the market finished the first half up 3.8% and is currently reaching new highs. S&P 500 earnings are likely to show a fourth consecutive quarterly drop when second-quarter reporting wraps up. With the market up and earnings down, valuations are stretched, so further advances would likely have to be driven by growth in sales and earnings. It is not clear what will trigger a growth inflection, though the outcome of the U.S. presidential election may have implications. For example, if a new administration is open to more business-friendly tax and regulatory reform it could have positive implications for U.S. economic growth.

In the meantime, we are prepared for an environment that is characterized by lower-than-average economic growth. The type of businesses we favor, characterized by durable earnings streams, healthy cash flows, and dividend payments, are well suited for this environment. Global instability makes these businesses more attractive. The question is: What does an investor pay for stability in some sectors where valuation is high? Until something changes to reignite growth, perhaps investors should be prepared for a period of lower returns.

Overall, we are pleased with the portfolio as it is constructed, and absent any seismic shocks, the portfolio is not likely to have any major directional changes. We will focus on buying and holding high-quality companies that, in our view, can demonstrate growth in earnings and dividends. Importantly, we remain confident that dividend growers are well positioned. We remain committed to employing rigorous analysis to identify high-quality growth companies with strong earnings and cash flows that offer a combination of capital appreciation and income for our shareholders.

Respectfully submitted,

Thomas J. Huber
President of the fund and chairman of its Investment Advisory Committee

July 20, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, a fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds investing in stocks with a dividend orientation may have somewhat lower potential for price appreciation than those concentrating on rapidly growing firms. Also, a company may reduce or eliminate its dividend.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Free cash flow: The excess cash a company generates from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large capitalization U.S. companies.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/16	Year Ended 12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
NET ASSET VALUE						
Beginning of period	$ 34.34	$ 36.13	$ 33.65	$ 26.34	$ 23.34	$ 22.88
Investment activities						
Net investment income[(1)]	0.22	0.61	0.46	0.42	0.45	0.35
Net realized and unrealized gain / loss	2.11	0.20	3.65	7.52	3.00	0.45
Total from investment activities	2.33	0.81	4.11	7.94	3.45	0.80
Distributions						
Net investment income	(0.21)	(0.61)	(0.47)	(0.41)	(0.45)	(0.34)
Net realized gain	–	(1.99)	(1.16)	(0.22)	–	–
Total distributions	(0.21)	(2.60)	(1.63)	(0.63)	(0.45)	(0.34)
NET ASSET VALUE						
End of period	**$ 36.46**	**$ 34.34**	**$ 36.13**	**$ 33.65**	**$ 26.34**	**$ 23.34**

Ratios/Supplemental Data

Total return[(2)]	**6.81%**	**2.36%**	**12.34%**	**30.35%**	**14.85%**	**3.53%**
Ratio of total expenses to average net assets	0.64%[(3)]	0.64%	0.65%	0.66%	0.67%	0.68%
Ratio of net investment income to average net assets	1.30%[(3)]	1.70%	1.33%	1.37%	1.77%	1.53%
Portfolio turnover rate	6.1%	24.6%	18.6%	12.7%	11.7%	10.4%
Net assets, end of period (in millions)	$ 4,788	$ 4,437	$ 4,360	$ 3,823	$ 2,584	$ 2,047

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights

For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/16	Year Ended 12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
NET ASSET VALUE						
Beginning of period	$ 34.31	$ 36.10	$ 33.61	$ 26.32	$ 23.33	$ 22.87
Investment activities						
Net investment income[1]	0.18	0.52	0.37	0.33	0.40	0.30
Net realized and unrealized gain / loss	2.11	0.19	3.65	7.51	2.98	0.44
Total from investment activities	2.29	0.71	4.02	7.84	3.38	0.74
Distributions						
Net investment income	(0.17)	(0.51)	(0.37)	(0.33)	(0.39)	(0.28)
Net realized gain	–	(1.99)	(1.16)	(0.22)	–	–
Total distributions	(0.17)	(2.50)	(1.53)	(0.55)	(0.39)	(0.28)
NET ASSET VALUE						
End of period	**$ 36.43**	**$ 34.31**	**$ 36.10**	**$ 33.61**	**$ 26.32**	**$ 23.33**

Ratios/Supplemental Data

Total return[2]	**6.69%**	**2.08%**	**12.07%**	**29.96%**	**14.54%**	**3.26%**
Ratio of total expenses to average net assets	0.90%[3]	0.91%	0.91%	0.93%	0.94%	0.94%
Ratio of net investment income to average net assets	1.06%[3]	1.43%	1.06%	1.10%	1.55%	1.28%
Portfolio turnover rate	6.1%	24.6%	18.6%	12.7%	11.7%	10.4%
Net assets, end of period (in thousands)	$ 293,018	$ 229,291	$ 258,253	$ 252,974	$ 166,324	$ 94,408

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 94.1%		
CONSUMER DISCRETIONARY 12.5%		
Auto Components 0.7%		
Johnson Controls	841,300	37,236
		37,236
Hotels, Restaurants & Leisure 2.2%		
Carnival	386,400	17,079
Hilton Worldwide Holdings	1,433,600	32,299
Marriott, Class A (1)	474,291	31,522
McDonald's	153,300	18,448
MGM Resorts International (2)	1,240,000	28,061
		127,409
Leisure Products 0.7%		
Mattel	1,282,800	40,139
		40,139
Media 4.2%		
Comcast, Class A	1,816,700	118,431
Omnicom	694,800	56,619
Time Warner	270,266	19,875
Walt Disney	416,200	40,713
		235,638
Multiline Retail 1.1%		
Dollar General	658,800	61,927
		61,927
Specialty Retail 3.2%		
Home Depot	546,700	69,808
L Brands	372,900	25,033
Ross Stores	1,054,700	59,791
TSC	283,000	25,804
		180,436

Textiles, Apparel & Luxury Goods 0.4%		
Nike, Class B	367,200	20,269
		20,269
Total Consumer Discretionary		703,054
CONSUMER STAPLES 10.4%		
Beverages 3.3%		
Coca-Cola	415,800	18,848
Diageo (GBP)	1,792,129	50,146
PepsiCo	1,121,300	118,791
		187,785
Food & Staples Retailing 1.8%		
Costco Wholesale	161,100	25,299
Walgreens Boots Alliance	908,400	75,642
		100,941
Food Products 2.5%		
General Mills	519,500	37,051
McCormick	252,200	26,902
Mondelez International	1,246,200	56,714
Nestle (CHF)	233,084	17,979
		138,646
Household Products 1.2%		
Colgate-Palmolive	262,400	19,208
Procter & Gamble	551,600	46,704
		65,912
Tobacco 1.6%		
Philip Morris International	914,400	93,013
		93,013
Total Consumer Staples		586,297

Consumer Finance 0.5%		
American Express	442,600	26,892
		26,892
Diversified Financial Services 0.5%		
S&P Global	262,400	28,145
		28,145
Insurance 4.6%		
Aon	598,700	65,396
Chubb	441,270	57,679
Marsh & McLennan	1,406,300	96,275
XL Group	1,131,500	37,690
		257,040
Real Estate Investment Trusts 4.1%		
American Tower, REIT	556,800	63,258
Crown Castle International, REIT	902,500	91,541
General Growth Properties, REIT	1,706,000	50,873
Iron Mountain, REIT	628,155	25,019
		230,691
Total Financials		996,819
HEALTH CARE 20.8%		
Health Care Equipment & Supplies 8.2%		
Becton, Dickinson & Company	660,000	111,929
Danaher	1,327,200	134,047
Dentsply Sirona	995,800	61,780
Medtronic	1,023,978	88,851
Stryker	553,200	66,290
		462,897
Health Care Providers & Services 4.2%		
AmerisourceBergen	212,800	16,879
Cigna	194,950	24,952

McKesson	390,100	72,812
UnitedHealth Group	858,400	121,206
		235,849
Life Sciences Tools & Services 2.8%		
Agilent Technologies	1,158,700	51,400
Thermo Fisher Scientific	712,100	105,220
		156,620
Pharmaceuticals 5.6%		
Johnson & Johnson	517,400	62,760
Merck	773,300	44,550
Pfizer	4,387,200	154,473
Zoetis	1,171,000	55,576
		317,359
Total Health Care		1,172,725
INDUSTRIALS & BUSINESS SERVICES 10.5%		
Aerospace & Defense 1.2%		
Rockwell Collins	386,600	32,915
United Technologies	329,400	33,780
		66,695
Air Freight & Logistics 0.8%		
C.H. Robinson Worldwide	125,400	9,311
UPS, Class B	345,000	37,163
		46,474
Commercial Services & Supplies 1.5%		
Tyco International	1,939,800	82,636
		82,636
Industrial Conglomerates 3.9%		
GE	4,689,300	147,619

Roper Technologies	421,900	71,959
		219,578
Machinery 1.6%		
Flowserve (1)	603,600	27,265
Illinois Tool Works	554,100	57,715
PACCAR	112,400	5,830
		90,810
Professional Services 0.9%		
Equifax	383,400	49,229
		49,229
Road & Rail 0.6%		
Union Pacific	415,375	36,241
		36,241
Total Industrials & Business Services		591,663
INFORMATION TECHNOLOGY 10.8%		
Communications Equipment 0.4%		
Cisco Systems	839,100	24,074
		24,074
Electronic Equipment, Instruments & Components 0.5%		
TE Connectivity	505,000	28,841
		28,841
IT Services 5.0%		
Accenture, Class A	631,900	71,588
Automatic Data Processing	673,000	61,828
Fidelity National Information	532,000	39,198
Visa, Class A	1,460,200	108,303
		280,917
Semiconductor & Semiconductor Equipment 1.9%		
Microchip Technology (1)	409,700	20,796

Texas Instruments	1,061,900	66,528
Xilinx	433,200	19,984
		107,308
Software 2.2%		
Microsoft	2,489,900	127,408
		127,408
Technology Hardware, Storage & Peripherals 0.8%		
Apple	459,700	43,947
		43,947
Total Information Technology		612,495
MATERIALS 3.2%		
Chemicals 2.5%		
Ashland	190,600	21,875
Ecolab	131,200	15,560
Praxair	261,900	29,435
RPM	1,125,400	56,214
Sherwin-Williams	61,500	18,061
		141,145
Containers & Packaging 0.7%		
Ball (1)	522,800	37,793
		37,793
Total Materials		178,938
UTILITIES 3.9%		
Electric Utilities 1.6%		
Edison International	1,152,500	89,515
		89,515

Gas Utilities 1.0%		
Atmos Energy	720,600	58,599
		58,599
Multi-Utilities 1.3%		
DTE Energy	341,820	33,881
Sempra Energy	77,000	8,780
Wec Energy	497,400	32,480
		75,141
Total Utilities		223,255
Total Common Stocks (Cost $3,581,607)		5,309,784
SHORT-TERM INVESTMENTS 5.8%		
Money Market Funds 5.8%		
T. Rowe Price Reserve Investment Fund, 0.32% (3)(4)	329,874,185	329,874
Total Short-Term Investments (Cost $329,874)		329,874
SECURITIES LENDING COLLATERAL 0.9%		
Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 0.9%		
Money Market Funds 0.9%		
T. Rowe Price Short-Term Reserve Fund, 0.33% (3)(4)	4,860,157	48,602
Total Investments through Securities Lending Program with State Street Bank and Trust Company		48,602
Total Securities Lending Collateral (Cost $48,602)		48,602
Total Investments in Securities 100.8% of Net Assets (Cost $3,960,083)		**$ 5,688,260**

‡ Shares are denominated in U.S. dollars unless otherwise noted.

(1) All or a portion of this security is on loan at June 30, 2016 -- total value of such securities at period-end amounts to $48,443. See Note 3.

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

		6 Months Ended 6/30/16		Year Ended 12/31/15
Increase (Decrease) in Net Assets				
Operations				
Net investment income	$	31,980	$	79,091
Net realized gain		64,590		276,856
Change in net unrealized gain / loss		248,821		(249,556)
Increase in net assets from operations		345,391		106,391
Distributions to shareholders				
Net investment income				
Investor Class		(27,579)		(74,849)
Advisor Class		(1,303)		(3,384)
I Class		(2,048)		–
Net realized gain				
Investor Class		–		(246,142)
Advisor Class		–		(12,499)
Decrease in net assets from distributions		(30,930)		(336,874)
Capital share transactions*				
Shares sold				
Investor Class		966,816		875,617
Advisor Class		84,737		56,971
I Class		572,775		250
Distributions reinvested				
Investor Class		23,831		278,667
Advisor Class		1,302		15,882
I Class		2,041		–
Shares redeemed				
Investor Class		(923,668)		(858,199)
Advisor Class		(39,012)		(90,445)
I Class		(25,731)		–
Increase in net assets from capital share transactions		663,091		278,743
Net Assets				
Increase during period		977,552		48,260
Beginning of period		4,666,658		4,618,398
End of period	**$**	**5,644,210**	**$**	**4,666,658**

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Dividend Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks dividend income and long-term capital growth primarily through investments in stocks The fund has three classes of shares: the Dividend Growth Fund original share class, referred to in this report as the Investor Class, incepted on December 30, 1992; the Dividend Growth Fund–Advisor Class (Advisor Class), incepted on December 29, 2005; and the Dividend Growth Fund–I Class (I Class), incepted on December 17, 2015. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions, if any, are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class quarterly. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $6,000 for the six months ended June 30, 2016.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2016:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2016.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2016, the value of loaned securities was $48,443,000; the value of cash collateral and related investments was $48,602,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $763,892,000 and $289,519,000, respectively, for the six months ended June 30, 2016.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2016, the cost of investments for federal income tax purposes was $3,968,845,000. Net unrealized gain aggregated $1,719,391,000 at period-end, of which $1,756,633,000 related to appreciated investments and $37,242,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2016, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, borrowing-related expenses, taxes, brokerage commissions, and extraordinary expenses, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver. Pursuant to this agreement, less than $1,000 of expenses were repaid to Price Associates during the six months ended June 30, 2016. At June 30, 2016, there were no amounts subject to repayment by the fund. For the six months ended June 30, 2016, the fund operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the six months ended June 30, 2016, expenses incurred pursuant to these service agreements were $23,000 for Price Associates; $646,000 for T. Rowe Price Services, Inc.; and $255,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements, if any.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2016, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of June 30, 2016.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page

https://www3.troweprice.com/usis/corporate/en/utility/policies.html and scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 11, 2016, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation on operating expense with respect to the I Class). The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and I Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio for all three classes were at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts (including subadvised mutual funds) and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business differ from those of the Advisor’s proprietary mutual fund business. The Board considered information showing that the Advisor’s proprietary mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various other relevant factors, including the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its proprietary mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for another institutional account and the degree to which the Advisor performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Dividend Growth Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date August 17, 2016